NEW COVENANT FUNDS

                 Supplement Dated May 14, 2001 to the
                  Prospectus dated October 30, 2000


The following information supplements the disclosure in the Prospectus under the heading "The Adviser".

As of May 14, 2001, the NCF Investment Department of New Covenant Trust Company, N.A. (the "NCF Investment Department") replaced New Covenant Trust Company, N.A. as the investment adviser to the New Covenant Funds (the "Funds"). On that date New Covenant Trust Company, N.A. assigned the Investment Advisory Agreement for the Funds to the NCF Investment Department. The NCF Investment Department is a separate division of New Covenant Trust Company, N.A. responsible for the investment management of registered investment companies, such as the Funds The Board of Trustees of the Fund unanimously approved this transaction. The Sub-Advisers to the Funds and the Portfolio Managers for the Funds will remain the same. This change in the investment advisory arrangements for the Funds was done in order to comply with recent federal banking and securities law changes with respect to banks that serve as investment advisers to mutual funds.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE